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                                                                    EXHIBIT 10.4
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                    QWEST COMMUNICATIONS INTERNATIONAL INC.



                           EQUITY COMPENSATION PLAN
                                      FOR
                            NON-EMPLOYEE DIRECTORS



                          EFFECTIVE DECEMBER 1, 1997


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                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

SECTION 1 - INTRODUCTION...................................................   1
   1.1     Establishment...................................................   1
   1.2     Purposes........................................................   1

SECTION 2 - DEFINITIONS....................................................   1
   2.1     Definitions.....................................................   1
   2.2     Gender and Number...............................................   2

SECTION 3 - PLAN ADMINISTRATION............................................   2

SECTION 4 - STOCK SUBJECT TO THE PLAN......................................   2
   4.1     Number of Shares................................................   2
   4.2     Other Shares of Stock...........................................   2
   4.3     Adjustments for Stock Split, Stock Dividend, Etc. ..............   2
   4.4     Other Changes in Stock..........................................   3
   4.5     General Adjustment Rules........................................   3
   4.6     Determination by the Committee, Etc. ...........................   3

SECTION 5 - STOCK AWARDS...................................................   3
   5.1     Elective Grant of Stock.........................................   3
   5.2     Date of Grant, Number of Shares.................................   3
   5.3     Award in the Event of Death.....................................   4

SECTION 6 - RIGHTS OF DIRECTORS............................................   4
   6.1     Retention as Director...........................................   4
   6.2     Nontransferability..............................................   4

SECTION 7 - GENERAL RESTRICTIONS...........................................   4
   7.1     Compliance with Securities Laws.................................   4
   7.2     Changes in Accounting Rules.....................................   4
   7.3     Withholding of Tax..............................................   4

SECTION 8 - PLAN AMENDMENT, MODIFICATION AND TERMINATION...................   5

SECTION 9 - REQUIREMENTS OF LAW............................................   5
   9.1     Requirements of Law.............................................   5
   9.2     Federal Securities Law Requirements.............................   5
   9.3     Governing Law...................................................   5

SECTION 10 - DURATION OF THE PLAN..........................................   5

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                    QWEST COMMUNICATIONS INTERNATIONAL INC.
                           EQUITY COMPENSATION PLAN
                                      FOR
                            NON-EMPLOYEE DIRECTORS

                          EFFECTIVE DECEMBER 1, 1997



                                  SECTION 1
                                 INTRODUCTION
                                 ------------

      1.1 Establishment.  Qwest Communications International Inc., a Delaware
          -------------
corporation (the "Company"), hereby establishes the Qwest Communications International Inc. Equity Compensation Plan for Non-Employee Directors (the "Plan") effective December 1, 1997, for those Directors (as defined herein) of the Company who are neither officers nor employees of the Company and who are selected for participation in the Plan by the Board (as defined herein).

      1.2 Purposes.  The purposes of the Plan are to encourage the Directors to
          --------
own shares of the Company's stock and thereby to align their interests more closely with the interests of the other shareholders of the Company, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Company's attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified Directors.


                                   SECTION 2
                                  DEFINITIONS
                                  -----------

      2.1 Definitions.  The following terms shall have the meanings set forth
          -----------
below:

          (a) "Board" means the Board of Directors of the Company.
               -----

          (b) "Committee" means a committee consisting of members of the Board
               ---------
who are empowered hereunder to take actions in the administration of the Plan. The Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3. Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. If the Board does not appoint a separate committee to serve as the Committee hereunder, the full Board shall constitute the Committee.

          (c) "Director" means a member of the Board who is neither an officer
               --------
nor an employee of the Company and who has been selected for participation in
this Plan by the Committee.   For purposes of the Plan, an employee is an
individual whose wages are subject to the withholding of federal income tax under section 3401 of the Internal Revenue Code, and an officer is an individual elected or appointed by the Board or chosen in such other manner as may be prescribed in the bylaws of the Company to serve as such.
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          (d) "Fair Market Value" means the average of the highest and lowest
               -----------------
prices of the Stock as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a particular date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If the price of the Stock is not reported on NASDAQ, the Fair Market Value of the Stock on the particular date shall be as determined by the Committee using a reference comparable to the NASDAQ system.

          (e) "Internal Revenue Code" means the Internal Revenue Code of 1986,
               ---------------------
as it may be amended from time to time.

          (f) "Stock Award" means an award of Stock granted to a Director
               -----------
pursuant to Section 6.

          (g) "Stock" means the $0.01 par value common stock of the Company.
               -----

      2.2 Gender and Number.  Except when otherwise indicated by the context,
          -----------------
the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.


                                   SECTION 3
                              PLAN ADMINISTRATION
                              -------------------

     The Committee shall be responsible for the administration of the Plan. The Committee shall select the Directors who will be eligible to receive Stock Awards. The Committee, by majority action thereof, is authorized to interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                   SECTION 4
                           STOCK SUBJECT TO THE PLAN
                           -------------------------

      4.1 Number of Shares.  Twenty-five thousand (25,000) shares of Stock are
          ----------------
authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. This authorization may be increased from time to time by approval of the Board and by the shareholders of the Company if, in the opinion of counsel for the Company, such shareholder approval is required. Shares of Stock which are issued as Stock Awards shall be applied to reduce the maximum number of shares of Stock remaining available for use under the Plan. The Company shall at all times during the term of the Plan retain as authorized and unissued Stock at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

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      4.2 Other Shares of Stock.  Any shares of Stock that  for any other reason
          ---------------------
are not issued to a Director shall automatically become available for use under the Plan.

      4.3 Adjustments for Stock Split, Stock Dividend, Etc.  If the Company
          ------------------------------------------------
shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Stock Awards may be granted under the Plan; and (ii) the shares of the Stock then included in each outstanding Stock Award granted hereunder.

      4.4 Other Changes in Stock.  In the event there shall be any change, other
          ----------------------
than as specified in Section 4.3, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to outstanding Stock Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to a Stock Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Stock Award that involves the particular type of stock for which a change was effected.

      4.5 General Adjustment Rules.  No adjustment or substitution provided for
          ------------------------
in this Section 4 shall require the Company to issue a fractional share of Stock, and the total substitution or adjustment with respect to each Stock Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment appropriate adjustments shall be made to Stock Awards to reflect any such substitution or adjustment.

      4.6 Determination by the Committee, Etc.  Adjustments under this Section 4
          -----------------------------------
shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.


                                  SECTION 5
                                 STOCK AWARDS
                                 ------------

      5.1 Elective Grant of  Stock.  Each Director may make an election (the
          ------------------------
"Quarterly Election") to receive any or all of the amount of annual director's fees and meeting fees payable with respect to a calendar quarter in the form of a Stock Award (the "Grant"). A Director may make an election pursuant to this Section with respect to each calendar quarter during his or her term as a Director. The Quarterly Election must be in writing and must be delivered to the Secretary of the Company no later than the seventh day following the last day of the last month of each calendar quarter, provided, however, that a Director may make an election on or before January 7, 1998 with respect to all annual director's fees and meeting fees payable for 1997. Any Quarterly Election made by a Director pursuant to this Section 5.1 shall be irrevocable. If a Director does not make a Quarterly Election with respect to a calendar quarter, all annual director's fees and meeting

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fees attributable to such calendar quarter shall be paid to the Director in cash immediately after the end of such calendar quarter.

      5.2 Date of Grant, Number of Shares.  The Grant with respect to each
          -------------------------------
calendar quarter pursuant to Quarterly Elections made by Directors in accordance with Section 5.1 shall occur as soon as practicable after the end of each calendar quarter. The total number of shares of Stock included in each Stock Award shall be determined by dividing the amount of the Director's annual fees and meeting fees with respect to a calendar quarter that is to be paid in Stock by the Fair Market Value of a share of Stock on the last business day of such calendar quarter. In no event shall the Company be required to issue fractional shares. Whenever under the terms of this Section 5 a fractional share of Stock would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash.

      5.3  Award in the Event of Death.  If a Director has made a Quarterly
           ---------------------------
Election to receive Stock and dies prior to the receipt of such Stock, the Stock shall be issued to the estate of the Director or to such person or persons who may have been designated by the Director in a writing acceptable to the Committee prior to the death of the Director.


                                   SECTION 6
                              RIGHTS OF DIRECTORS
                              -------------------

      6.1  Retention as Director.  Nothing contained in the Plan or in any Stock
           ---------------------
Award granted under the Plan shall interfere with or limit in any way the right of the shareholders of the Company to remove any Director from the Board pursuant to the bylaws of the Company, nor confer upon any Director any right to continue in the service of the Company.

      6.2  Nontransferability.  No right or interest of any Director in a Stock
           ------------------
Award (prior to the issuance of Stock pursuant to a Director's Election), granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Director, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including
execution, levy, garnishment, attachment, pledge or bankruptcy.   If in the
opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.


                                   SECTION 7
                              GENERAL RESTRICTIONS
                              --------------------


      7.1  Compliance with Securities Laws.  Each Stock Award shall be subject
           -------------------------------
to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such Stock Award may not be granted in whole or in part unless such listing, registration, qualification, consent

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or approval shall have been effected or obtained on conditions acceptable to the
Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

      7.2  Changes in Accounting Rules.  Notwithstanding any other provision of
           ---------------------------
the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Stock Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary any then outstanding Stock Awards as to which the applicable restrictions have not been satisfied.

      7.3  Withholding of Tax.  To the extent required by applicable law and
           ------------------
regulation, each Director must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the Stock Award granted hereunder before the Company shall be required to deliver to the Director a certificate for such Stock.


                                   SECTION 8
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION
                  --------------------------------------------

     The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

     No amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Awards theretofore granted under the Plan without the consent of the Director holding such Stock Awards.


                                   SECTION 9
                              REQUIREMENTS OF LAW
                              -------------------

      9.1  Requirements of Law.  The issuance of stock and the payment of cash
           -------------------
pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

      9.2  Federal Securities Law Requirements.  Awards granted hereunder shall
           -----------------------------------
be subject to all conditions required under Rule 16b-3 to qualify the Stock Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule.

      9.3  Governing Law.  The Plan and all agreements hereunder shall be
           -------------
construed in accordance with and governed by the laws of the State of Delaware.

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                                   SECTION 10
                              DURATION OF THE PLAN
                              --------------------

     The Plan shall terminate at such time as may be determined by the Board of Directors, and no Stock Award shall be granted after such termination.


Dated: February 20, 1998


                                   QWEST COMMUNICATIONS
ATTEST:                             INTERNATIONAL  INC.


 /s/                                   /s/
_____________________________      By:__________________________________________


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